Exhibit 99.1

Electric Last Mile and Forum Merger III Corporation Announce
Board of Director Nominees for Post-Combination Company

Independent director nominees include former UPS CFO Richard Peretz, Sense Photonics CEO and former Google automotive services program lead Shauna McIntyre, CDK Global CEO and former Intel CEO Brian Krzanich, and Raymour & Flanigan Chairman and CEO Neil Goldberg

Seasoned leaders bring experience across emerging mobility technologies, software and data connectivity, vehicle distribution and commercial delivery

Troy, MI and Delray Beach, FL. (Jan 25, 2021) – Electric Last Mile, Inc. (ELMS), a commercial electric vehicle (EV) solutions company, and Forum Merger III Corporation (NASDAQ: FIII, FIIIU, FIIIW) (Forum) today announced the nominees for the board of directors of the combined company that will result from the previously announced combination of Forum, a special purpose acquisition company, and ELMS. The director nominees bring decades of leadership across the technology, mobility and commercial delivery sectors. Following the proposed business combination, the common stock of the post-combination company is expected to continue to be listed on The Nasdaq Stock Market.

The director nominees for the post-combination company are former UPS CFO Richard Peretz, Sense Photonics CEO and former Google automotive services program lead Shauna McIntyre, CDK Global CEO and former Intel CEO Brian Krzanich, Raymour & Flanigan Chairman and CEO Neil Goldberg, Forum’s Co-CEO and CFO David Boris, ELMS Co-Founder and CEO James Taylor and ELMS Co-Founder and Executive Chairman Jason Luo. Messrs. Goldberg and Boris currently serve on the board of directors of Forum.

“I look forward to working with such a seasoned and diverse board of directors as ELMS prepares to begin production of its first vehicle,” said ELMS Co-Founder and CEO, James Taylor. “The directors’ collective experience in emerging mobility technologies, software and connected data, automotive distribution and commercial delivery aligns with our future business strategy and will help us to execute our shared vision of transforming the last mile delivery market with efficient and sustainable solutions.”

Richard Peretz, Former CFO, United Parcel Service, Inc. (UPS)

Fortune 50 Financial Leadership and Global Last Mile Delivery Expertise

Independent Director Nominee

Richard has nearly four decades of financial and operating experience in the last mile industry. As CFO and a member of the UPS Management Committee, Richard oversaw all financial operations and served as the company’s senior liaison to the investor, finance and analyst community. He brings significant international experience, having served as International Chief Financial Officer, during which time he opened UPS operations in China. Richard also helped expand the company’s international small package footprint in Poland, Japan, the United Kingdom, eastern Europe, South Korea, Vietnam and Costa Rica among others. Richard also brings extensive operations, leadership and M&A experience, having overseen the acquisitions of healthcare companies Polar Speed, Poltraf, Cemelog and Pieffe Group, as well as the acquisitions of iParcel and Kiala to strengthen UPS’s business-to-consumer portfolio. He also was a member of the team that managed UPS’s initial public offering in 1999, at the time the largest in U.S. history.

Shauna McIntyre, CEO, Sense Photonics, Inc. and Former program lead, Google automotive services, Alphabet, Inc.

Operating Executive at the Intersection of Technology and Mobility

Independent Director Nominee

Shauna is a seasoned executive with operating experience at the intersection of technology and mobility. Since April 2020, she has served as CEO of Sense Photonics, Inc., a 3D vision company building high-performance, mass manufacturable LiDAR solutions for next-generation transportation needs. She previously led Google’s automotive services program, during which time she released Google products, including Google Maps, into automakers’ new vehicle models. Prior to this, she served as Chief of Staff for Google’s consumer electronics division, which combines the best of Google AI, software, and hardware. Shauna earlier led the U.S. New Mobility Practice for management consulting firm, Egon Zehnder, and was VP of Honeywell’s Commercial Vehicle Turbocharger platform. Shauna began her career at Ford, where she automated manufacturing plants overseas and led final assembly production, and later joined McKinsey & Company as a management consultant. Shauna holds a Bachelor of Science and Master of Science in Mechanical Engineering from UCLA and UC Berkeley, respectively, and an M.B.A. from the Harvard Business School. She is the co-founder of the North American Council for Freight Efficiency (NACFE). Since 2019, she has served on the Board of Directors of Lithia Motors (NYSE: LAD), one of the largest providers of personal transportation solutions in the U.S.

Brian Krzanich, CEO, CDK Global LLC and Former CEO, Intel Corporation

Leadership Across the Technology Ecosystem and in Manufacturing and Supply Chain

Independent Director Nominee

Brian is an experienced leader of companies developing transformational technologies. He is currently CEO of CDK Global LLC (CDK Global), which provides integrated technology solutions to auto, truck, motorcycle, marine, recreational and heavy equipment dealers worldwide. Prior to joining CDK Global, Brian served as CEO of Intel Corporation from May 2013 to June 2018. As CEO, Brian led Intel’s transition from a PC-centric to a data-focused company and oversaw the acquisition of emerging technology companies such as autonomous driving company Mobileye. Brian also led the transformation of Intel’s workforce, pledging to invest $300 million to improve diversity at the company. He joined Intel in 1982 as an engineer, ultimately serving as President and General Manager of Assembly and Test, SVP and General Manager of Manufacturing and Supply Chain and EVP and COO, responsible for global manufacturing, supply chain, human resources and information technology. Brian currently serves on the Boards of AMS AG and Footprint US. He previously served on the Boards of Deere & Company and Semiconductor Industry Association, as well as the Chair of the FAA Drone Advisory Committee, which advises the Federal Aviation Administration.

Neil Goldberg, Chairman and CEO, Raymour & Flannigan Furniture and Holdings

Experienced Retailer and Real Estate Developer

Independent Director Nominee

Neil has 45 years of retailing, merchandising and general management experience. He currently serves as Chairman and CEO of Raymour & Flannigan Furniture and Holdings, one of the largest furniture retailers in the U.S. Over his tenure, he has led the growth of Raymour & Flannigan from three local stores in 1972 to its current 130 locations across seven Northeast states, employing more than 6,500 people. In addition, Neil has been active on numerous national industry boards including the National Home Furnishing Association, the Home Furnishing Council, the American Furniture Hall of Fame and FurnitureFan.com. He has also participated on the board of local and national charitable organizations including the HSBC Bank Regional Board, the Metropolitan Development Association, Say Yes to Education, the Salvation Army of Central New York and the Syracuse University School of Management. Neil served as a Director of Forum Merger Corporation and Forum Merger II Corporation and currently serves as a Director of Forum.

David Boris, Co-CEO and CFO, Forum Merger III Corporation

SPAC Pioneer with Significant Financial and Capital Markets Experience

David has over 30 years of Wall Street experience in mergers and corporate finance and has been involved in approximately 20 SPAC transactions as a board member, underwriter and M&A advisor, including ten business combinations totaling over $5.0 billion. He is currently Co-CEO and CFO and a Director of Forum and a Director of Tattooed Chef, Inc., which completed its merger with Forum Merger II Corporation in October 2020. David previously was a Director of ConvergeOne (NASDAQ: CVON), which merged with Forum Merger Corporation in a business combination. Earlier, David served as Senior Managing Director and Head of Investment Banking at Pali Capital, Inc., an investment banking firm, and prior to this was a founding member and Managing Director of Morgan Joseph & Co. Inc.

James Taylor, Co-Founder and CEO, Electric Last Mile, Inc. (ELMS)

Seasoned Leader of Global Automotive Brands

James is a highly accomplished automotive executive with over 30 years of experience building and leading global automotive brands. As Co-Founder and CEO of ELMS, he is now applying his extensive experience to disrupt the commercial last mile delivery sector. James has spent the last decade in the emerging EV segment, most recently as CEO of SF Motors and Chief Sales and Marketing Officer at Karma Automotive, where he established the company’s brand and market positioning and built a successful network for sales, service and distribution focused on providing a world-class customer experience. James was previously one of the founding members of Workhorse Group and served as the company’s Chairman and CEO. During his tenure, he raised capital investments and pivoted the company’s focus from the electrification of cars and SUVs to medium duty commercial trucks. Earlier, James ran some of General Motors’ most well-known and unique brands, serving as President of Cadillac and CEO of Hummer. James graduated from McMaster University with a degree in Mechanical Engineering and Business.

Jason Luo, Co-Founder Executive Chairman, Electric Last Mile, Inc.

Leader in Automotive Safety with Proven Record of Shareholder Value Creation

Co-Founder and Executive Chairman of ELMS, Jason brings senior leadership experience from some of the world’s most prominent automotive OEMs, mobility safety companies and private equity firms. In addition to ELMS, Jason is currently an Operating Executive at Crestview Partners, a private equity firm focused on industrials, media and financial services. Earlier, Jason was Chairman and CEO of Ford China, where he oversaw all operations for the 1.2 million vehicle business and the company’s joint venture partnership with Changan Automobile. Previously, Jason served for nearly a decade as CEO of Key Safety Systems (now Joyson Safety Systems), one of the largest automotive safety companies in the world. During his transformational tenure, he expanded Key Safety Systems’ global operations and led an active M&A program that saw the company’s acquisition by Crestview Partners, FountainVest Partners and later Ningbo Joyson Electronic Corp. His tenure culminated with the company’s acquisition of Takata Corporation for $1.6 billion, creating the second-largest airbag maker globally with $7.5 billion in annual sales and more than 60,000 employees. Jason currently serves on the board of directors of Accuride, Elo Touch Solutions, ATC Drivetrain and Sybridge Technologies. He was named the Regional Entrepreneur of the Year in 2015 by Ernst & Young for entrepreneurial excellence in the automotive supplier category.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forum and ELMS’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Forum’s and ELMS’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination, the size, demands and growth potential of the markets for ELMS’s products and ELMS’s ability to serve those markets, ELMS’s ability to develop innovative products and compete with other companies engaged in the commercial delivery vehicle industry and/or the electric vehicle industry, ELMS’s ability to attract and retain customers, the estimated go to market timing and cost for ELMS’s products, the implied valuation of ELMS and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Forum’s and ELMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger (“Merger Agreement”) relating to the business combination or could otherwise cause the business combination to fail to close; (2) the inability of ELMS to (x) execute the transaction agreements for the Carveout Transaction (as defined below) that are in form and substance acceptable to Forum (at Forum’s sole discretion), (y) acquire a leasehold interest or fee simple title to the Indiana manufacturing facility or (z) secure key intellectual property rights related to its proposed business; (3) the outcome of any legal proceedings that may be instituted against Forum or ELMS following the announcement of the business combination; (4) the inability to complete the business combination, including due to failure to obtain approval of the stockholders of Forum or other conditions to closing in the Merger Agreement; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the business combination; (6) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the business combination; (7) the risk that the announcement and consummation of the business combination disrupts current plans and operations; (8) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that ELMS may be adversely affected by other economic, business, and/or competitive factors; (12) the impact of COVID-19 on the combined company’s business; and (13) other risks and uncertainties indicated from time to time in the proxy statement to be filed relating to the business combination, including those under the “Risk Factors” section therein, and in Forum’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Forum and ELMS consider immaterial or which are unknown. Forum and ELMS caution that the foregoing list of factors is not exclusive. Forum and ELMS caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ELMS is currently engaged in limited operations only and its ability to carry out its business plans and strategies in the future are contingent upon the closing of the proposed business combination. The consummation of the business combination is subject to, among other conditions, (i) the execution and effectiveness of transaction agreements by ELMS with SF Motors, Inc. (d/b/a SERES) that are each in form and substance acceptable to Forum (at Forum’s sole discretion), (ii) the acquisition by ELMS of a leasehold interest or fee simple title to the Indiana manufacturing facility prior to the business combination, and (iii) the securing by ELMS of key intellectual property rights related to its proposed business (collectively, the “Carveout Transaction”). All statements herein regarding ELMS’s anticipated business assume the completion of the Carveout Transaction. Forum and ELMS do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information About the Business Combination and Where to Find It

In connection with the business combination, Forum intends to file a preliminary proxy statement. Forum will mail a definitive proxy statement and other relevant documents to its stockholders. Forum’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the business combination, as these materials will contain important information about Forum, ELMS and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of Forum as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Forum Merger III Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445, Attention: Secretary, telephone: (212) 739-7860.

Participants in the Solicitation

Forum and its directors and executive officers may be deemed participants in the solicitation of proxies from Forum’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Forum is contained in Forum’s Registration Statement on Form S-1/A, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Forum Merger III Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445, Attention: Secretary, telephone: (212) 739-7860. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

ELMS and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Forum in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be included in the proxy statement for the business combination when available.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Electric Last Mile, Inc.

ELMS is focused on redefining the last mile with efficient, customizable and sustainable solutions. ELMS’s first vehicle, the Urban Delivery, is anticipated to be the first Class 1 electric vehicle in the U.S. market. The company is headquartered in Troy, Michigan.

About Forum Merger III Corporation

Forum Merger III Corporation (NASDAQ: FIII, FIIIU, FIIIW) is a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Forum’s mandate is to consider an initial business combination target in any business or industry and it focused its search on companies with an aggregate enterprise value of approximately $500 million to $2 billion that are based in the United States. Forum is led by Co-Chief Executive Officers Marshall Kiev and David Boris.

Contacts

Media@electriclastmile.com

IR@electriclastmile.com

investors@forummerger.com

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